Exhibit 99.1

TERMINATION AND EXCHANGE FORM

and

Offer by SkyTerra Communications, Inc.

to Issue

Options to Purchase

Shares of Common Stock

of

SkyTerra Communications, Inc.

in Exchange for

the Termination of Outstanding Options to Purchase

Limited Partnership Interests

of

Mobile Satellite Ventures LP

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     ,
                            , 2008, UNLESS THE OFFER IS EXTENDED.

Attention: Stock Administration

Mobile Satellite Ventures LP

10802 Parkridge Boulevard

Reston, VA 20191

(703) 390-1565 or (703) 390-2703

DELIVERY OF THIS TERMINATION AND EXCHANGE FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS TERMINATION AND EXCHANGE FORM WHERE INDICATED BELOW AND COMPLETE THE EXCHANGE STOCK OPTION AGREEMENT.

THE INSTRUCTIONS ACCOMPANYING THIS TERMINATION AND EXCHANGE FORM SHOULD BE READ CAREFULLY BEFORE THIS TERMINATION AND EXCHANGE FORM IS COMPLETED.

All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus dated                         , 2008 (the “Prospectus”).

NOTICE TO RESIDENTS OF CANADA: Holders of MSV options (as defined below) who are residents of Canada may choose to participate in this offer on the same terms as offered to holders of MSV options who are U.S. persons or may choose to participate in this offer on the terms offered to residents of Canada. Residents of Canada, please select option 2 or option 3 below and answer the following questions by checking the boxes below. SkyTerra, our board of directors and management, and Mobile Satellite Ventures L.P. and its board of directors and management are not making and have not made any recommendation as to whether holders of MSV options (whether resident in the United States, Canada or any other jurisdiction) should participate in this offer. Each holder of MSV options must make its own decision with respect to such matters. Each holder of MSV options is encouraged to read each of the Prospectus and this Termination and Exchange Form in its entirety carefully and consult with independent counsel and/or a tax advisor in connection with its decision to participate in this offer.

	YES	NO
1. Is the holder of MSV options a resident of Canada?	☐	☐

2. If yes, does the holder of MSV options elect to participate in this offer on the same terms as offered to holders of MSV options who are U.S. persons?**	☐	☐

or

3. If yes, does the holder of MSV options elect to participate in this offer on the terms offered to residents of Canada?***	☐	☐

**      A decision by holders of MSV options who are residents of Canada to participate in this offer on the same terms as offered to holders of MSV options who are U.S. persons may have tax and other consequences to them. If you are a holder of MSV options and you elect to participate in this offer on the same terms as offered to holders of MSV options who are U.S. persons, continue to fill out the form below.

***    If you are a holder of MSV options and you elect to participate in this offer on the terms offered to residents of Canada, go to and complete Annex A hereto.

DESCRIPTION OF MSV OPTIONS TO BE TERMINATED
NAME(S) AND ADDRESS(ES) OF HOLDER(S) OF MSV OPTIONS (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON MSV GRANT AGREEMENT)
	NUMBER OF MSV OPTIONS HELD BY THE UNDERSIGNED**	EXERCISE PRICE OF MSV OPTIONS

TOTAL NUMBER OF MSV OPTIONS HELD BY THE UNDERSIGNED AND SUBMITTED FOR TERMINATION**

**	IF YOU CHOOSE TO PARTICIPATE IN THIS EXCHANGE OFFER, YOU HAVE TO SUBMIT FOR TERMINATION ALL OF THE MSV OPTIONS HELD BY YOU AND MAY NOT SUBMIT FOR TERMINATION SOME OF THE MSV OPTIONS HELD BY YOU.

This Termination and Exchange Form is to be completed by holders of options (“MSV options”) to purchase limited partnership interests of Mobile Satellite Ventures LP (“MSV”) who wish to participate in the offer by SkyTerra Communications, Inc. (“SkyTerra”). SkyTerra will issue options (“SkyTerra options”) to purchase shares of common stock of SkyTerra, par value $0.01 per share (“SkyTerra common stock”), in exchange for your irrevocable agreement to forego your MSV options and any rights you may have under the Mobile Satellite Ventures LP 2001 Unit Incentive Plan and any amendments thereto (the “MSV Plan”), and release SkyTerra, MSV and their respective affiliates from any claims you may have under the MSV Plan and with respect to such MSV options, at a ratio of 2.82 SkyTerra options for each MSV option terminated, with an exercise price equal to the exercise price of the MSV options terminated divided by 2.82. The exchange ratio is equal to the exchange ratio SkyTerra paid other limited partners of MSV in a series of transactions, referred to herein as the “Exchange Transactions,” that resulted in SkyTerra owning approximately 99.3% of the outstanding limited partnership interests of MSV, and reflects a value of approximately $             per limited partnership interest of MSV, based on the closing price of SkyTerra common stock on                     , 2008 of $             per share. You must agree in the manner set forth herein to forego all MSV options you hold in order to participate in the offer. Each SkyTerra option acquired in the offer will be exercisable for one share of SkyTerra common stock. SkyTerra options issued in the offer will not be transferable other than in the limited circumstances described in the Prospectus. Except as described in the Prospectus, the SkyTerra options offered by SkyTerra will have terms generally consistent with the MSV options you have under the MSV Plan, including, but not limited to, the same vesting and expiration schedule as the MSV options terminated in exchange for such SkyTerra options.

Participants in the offer will not be permitted, without the express permission of SkyTerra’s board of directors, to transfer shares of SkyTerra common stock issued upon exercise of the SkyTerra options received in this offer until May 1, 2010, subject to the exceptions described in the Prospectus. THE SHARES OF SKYTERRA COMMON STOCK ISSUED UPON EXERCISE OF THE SKYTERRA OPTIONS RECEIVED IN THIS OFFER ARE SUBJECT TO SIGNIFICANT TRANSFER RESTRICTIONS. IN ADDITION, THE TERMS OF THIS OFFER ARE DIFFERENT FOR CANADIAN RESIDENTS CHOOSING TO PARTICIPATE IN THIS OFFER DUE TO THE CANADIAN TAX CONSEQUENCES TO THEM. SEE THE PROSPECTUS FOR FURTHER INFORMATION.

The SkyTerra options are subject to expiration prior to their scheduled expiration dates under certain circumstances relating to the termination of your employment. See the sections of the Prospectus entitled “This Offering—Lockup,” “Questions and Answers about this Offering—Will My SkyTerra options (or MSV options for Canadian Residents) Expire if I Leave MSV?” and “Description of SkyTerra options—Term” for complete descriptions of the terms of the lockup and the SkyTerra options you will receive should you choose to participate in the offer. Any holder of MSV options who would otherwise be entitled to receive SkyTerra options to purchase a fractional interest in our common stock will receive options to purchase a number of shares of our common stock equal to the fractional interest rounded up to the next whole number.

The offer as described herein is being made on the terms and is subject to all the conditions set forth in the Prospectus.

NOTE:    SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS TERMINATION AND EXCHANGE FORM.

Ladies and Gentlemen:

The undersigned hereby consents to the terms of the offer, on the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in accordance with this Termination and Exchange Form (which, as amended or supplemented from time to time, collectively constitute the “Offer”). These terms include (i) the termination of all MSV options held by the undersigned pursuant to the Offer, which number of options is listed in the table above entitled “Description of MSV options to be Terminated” under the row heading “Total Number of MSV Options Held by the Undersigned and Submitted for Termination,” and in the event that such number of MSV options listed does not equal the total number of MSV options held by the undersigned, the undersigned consents to submit for termination all the MSV options held by the undersigned; (ii) the full and final release by the undersigned of any rights, claims or causes of action arising under or related to the MSV Plan; (iii) the full and final release by the undersigned of SkyTerra, MSV and their respective affiliates of any rights, claims, or cause of action the undersigned may have arising under or related to the MSV options; (iv) the terms and conditions of SkyTerra options, which will be issued in the Offer, as set forth in the Exchange Stock Option Agreement; and (v) as set forth in the Prospectus and the Exchange Stock Option Agreement, the agreement of the undersigned not to sell, transfer or dispose, without the express permission of SkyTerra’s board of directors or unless this lockup provision is automatically terminated as described in the Prospectus, shares of SkyTerra’s common stock issued upon exercise of the SkyTerra options received in the Offer until May 1, 2010 (the “Lockup Period”), subject to the exceptions described in the Prospectus. Further, the undersigned expressly agrees and acknowledges that, by the completion, execution and delivery hereof, the undersigned makes and delivers the written consent to the items set forth in clauses (i) through (v) above with respect to all the MSV options held by the undersigned.

Subject to, and effective upon, the termination of the MSV options submitted herewith, in accordance with the terms of the Offer, the undersigned hereby agrees to terminate all right and interest in and to all the MSV options that are being submitted for termination hereby.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to submit for termination the MSV options submitted for termination hereby and (ii) the number of options listed in the table above entitled “Description of MSV options to be Terminated” under the row heading “Total Number of MSV Options Held by the Undersigned” is the total number of MSV options held by the undersigned and in the event that such number listed in the rows is not the total number of MSV options held by the undersigned, the undersigned consents to submit for termination all the MSV options held by the undersigned. The undersigned, upon request, shall execute and deliver all additional documents deemed by SkyTerra to be necessary or desirable to complete the termination of the MSV options submitted for termination and the transaction contemplated hereby.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Note: You will not be entitled to revoke your participation in the Offer once you have properly completed and duly executed this Termination and Exchange Form as described herein.

Submission of MSV options for termination pursuant to the procedures described in the Prospectus under the section entitled “The Offering—Procedure for Participating in this Offering” and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. SkyTerra’s acceptance for exchange of the termination of MSV options pursuant to the Offer will constitute a binding agreement between the undersigned and SkyTerra upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Termination and Exchange Form. The undersigned recognizes that under certain circumstances set forth in the Prospectus, SkyTerra may not be required to accept for exchange the termination of any MSV options.

No Fractional Shares of SkyTerra Common Stock

A holder of MSV options is not entitled to receive SkyTerra options to purchase a fractional interest in our common stock and will receive options to purchase a number of shares of our common stock equal to the fractional interest rounded up to the next whole number.

Exchange Stock Option Agreement

In addition to executing this Termination and Exchange Form, for you to validly receive options to purchase shares of SkyTerra common stock under our Offer, as set forth in our Prospectus, you must timely deliver a properly completed and duly executed Exchange Stock Option Agreement via the method set forth on the back cover page of this Termination and Exchange Form prior to the expiration of our Offer. The Exchange Stock Option Agreement you execute will set forth the terms of the SkyTerra options you will receive.

Income Tax Consequences.

You are urged to carefully review the section entitled “This Offering—Material U.S. Federal Income Tax Consequences” and, if you are a resident of Canada, the section entitled “This Offering—Material Canadian Federal Income Tax Consequences,” in the Prospectus. EACH HOLDER OF MSV OPTIONS SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THIS OFFERING TO SUCH HOLDER.

SIGN HERE

SIGNATURE(S) OF HOLDER(S)

Dated:                                                                                     , 2008

(Must be signed by holder(s) exactly as name(s) appear(s) on the MSV option grant form or by person(s) authorized to become holder(s) by endorsements and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 4.)

Name(s):

(PLEASE PRINT)

Name of Firm:

Capacity (full title):

Address:

(INCLUDE ZIP CODE)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

To complete the Termination and Exchange Form, you must do the following:

—Fill in the box entitled “Description of MSV options to be Terminated.”

—Sign and date this Termination and Exchange Form in the box entitled “Sign Here.”

—Sign and date the Exchange Stock Option Agreement.

1. Delivery of Termination and Exchange Form. For you to validly receive options to purchase shares of SkyTerra common stock under the Offer, you must timely deliver a properly completed and duly executed Termination and Exchange Form or a duly executed copy thereof, as well as a duly executed Exchange Stock Option Agreement (as described below under Instruction 7) to us via the method set forth on the back cover page of this Termination and Exchange Form prior to the expiration of the Offer (5:00 p.m., New York City time, on                         , 2008, unless the Offer is extended).

THE METHOD OF DELIVERY OF THIS TERMINATION AND EXCHANGE FORM AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PARTICIPATING OPTION HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY SKYTERRA. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent offers will be accepted. By execution of this Termination and Exchange Form (or manually signed facsimile hereof), all holders who are submitting their MSV options for termination hereby waive any right to receive any notice of the acceptance for exchange of the termination of their MSV options pursuant to the Offer.

2. Inadequate Space. If the space provided herein under “Description of MSV options to be Terminated” is inadequate, the total number of MSV options held by the undersigned, the exercise price of such MSV options and the total number of MSV options submitted for termination should be listed on a separate schedule and attached hereto.

3. Partial Exchange Not Permitted. IF YOU CHOOSE TO PARTICIPATE IN THIS EXCHANGE OFFER AS SET FORTH HEREIN AND THE PROSPECTUS, YOU HAVE TO FOREGO ALL OF THE MSV OPTIONS HELD BY YOU AND YOU MAY NOT SUBMIT FOR TERMINATION SOME OF THE MSV OPTIONS HELD BY YOU. If you choose to participate in the Offer, you will be deemed to have submitted for termination all the MSV options held by you.

4. Signatures on Termination and Exchange Form. If this Termination and Exchange Form is signed by the holder(s) of the MSV options submitted for termination hereby, the signature(s) must correspond with the name(s) as written on the MSV option grant form evidencing the grant of such MSV options without alteration, enlargement or any other change whatsoever.

If this Termination and Exchange Form is signed by the holder(s) of the MSV options submitted for termination hereby, no endorsements of the MSV option grant form is required.

If this Termination and Exchange Form or any grant form is signed by a trustee, executor, administrator, guardian, attorney-in-fact or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to SkyTerra of such person’s authority to so act must be submitted.

5. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by SkyTerra, in its sole discretion, at any time and from time to time, in the case of any MSV options submitted for termination. See section in the Prospectus entitled “This Offering—Conditions of this Offering.”

6. Questions and Requests For Assistance or Additional Copies. Questions and requests for assistance may be directed to SkyTerra at the address or telephone number set forth on the back cover page of this Exchange Form. Additional copies of the Prospectus, this Termination and Exchange Form and other exchange offer materials may be obtained from SkyTerra.

7. Exchange Stock Option Agreement. In addition to executing this Termination and Exchange Form, for you to validly receive options to purchase shares of SkyTerra common stock under our Offer, as set forth in our Prospectus, you must timely deliver a properly completed and duly executed Exchange Stock Option Agreement to us via the method set forth on the back cover page of this Termination and Exchange Form prior to the expiration of our Offer. The Exchange Stock Option Agreement you execute will set forth the terms of the SkyTerra options you will receive, which will be subject to the same vesting schedule as the MSV options terminated in exchange for such SkyTerra options. For further details on the terms of the exchange offer and the SkyTerra options you will receive if you choose to participate in the exchange offer, see sections of the Prospectus entitled “Description of SkyTerra Options” and “This Offering.”

THE METHOD OF DELIVERY OF THE EXCHANGE STOCK OPTION AGREEMENT AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PARTICIPATING OPTION HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY SKYTERRA. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Questions and requests for assistance or additional copies of the Prospectus, Termination and Exchange Form, the Exchange Stock Option Agreement and other exchange offer materials may be directed to Trey Jones at (703) 390-1565 or Karen Maddox at (703) 390-2703.

For submission of forms, please use the following methods—e-mail is the preferred method, followed by fax.

E-Mail:	Stock_Administration@msvlp.com

Fax:	(866) 208-1603

Postal:	Attention: Stock Administration
Mobile Satellite Ventures LP
10802 Parkridge Blvd
Reston, VA 20191

Annex A

CANADIAN TERMINATION AND EXCHANGE FORM

and

Offer by SkyTerra Communications, Inc.

to Issue

Options to Purchase

Shares of Common Stock

of

SkyTerra Communications, Inc.

in Exchange for

the Termination of Outstanding Options to Purchase

Limited Partnership Interests

of

Mobile Satellite Ventures LP

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

            ,             , 2008, UNLESS THE OFFER IS EXTENDED.

Attention: Stock Administration

Mobile Satellite Ventures LP

10802 Parkridge Boulevard

Reston, VA 20191

(703) 390-1565 or (703) 390-2703

DELIVERY OF THIS CANADIAN TERMINATION AND EXCHANGE FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS CANADIAN TERMINATION AND EXCHANGE FORM WHERE INDICATED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS CANADIAN TERMINATION AND EXCHANGE FORM SHOULD BE READ CAREFULLY BEFORE THIS CANADIAN TERMINATION AND EXCHANGE FORM IS COMPLETED.

All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus dated                         , 2008 (the “Prospectus”).

SkyTerra, our board of directors and management, and Mobile Satellite Ventures L.P. and its board of directors and management are not making and have not made any recommendation as to whether holders of MSV options (whether resident in the United States, Canada or any other jurisdiction) should participate in this offer. Each holder of MSV options must make its own decision with respect to such matters. Each holder of MSV options is encouraged to read each of the Prospectus and this Canadian Termination and Exchange Form in its entirety carefully and consult with independent counsel and/or a tax advisor in connection with its decision to participate in this offer.

RESIDENTS OF CANADA ELECTING TO PARTICIPATE IN THIS OFFER ON THE TERMS OFFERED TO HOLDERS OF MSV OPTIONS WHO ARE RESIDENTS OF CANADA, INSTEAD OF THE TERMS OFFERED TO HOLDERS OF MSV OPTIONS WHO ARE U.S. PERSONS, MUST COMPLETE THE FORM BELOW.

DESCRIPTION OF MSV OPTIONS HELD
NAME(S) AND ADDRESS(ES) OF CANADIAN HOLDER(S) OF MSV OPTIONS (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON MSV GRANT AGREEMENT)
	NUMBER OF MSV OPTIONS HELD BY THE UNDERSIGNED**	EXERCISE PRICE OF MSV OPTIONS

TOTAL NUMBER OF MSV OPTIONS HELD BY THE UNDERSIGNED **

**	IF YOU CHOOSE TO PARTICIPATE IN THIS EXCHANGE OFFER, YOU MUST, SUBJECT TO THE EXCEPTIONS DESCRIBED HEREIN, SUBMIT FOR TERMINATION ON THE EXCHANGE DATE DESCRIBED BELOW ALL OF THE MSV OPTIONS HELD BY YOU AND MAY NOT SUBMIT FOR TERMINATION SOME OF THE MSV OPTIONS HELD BY YOU.

This Canadian Termination and Exchange Form is to be completed by holders of options (“MSV options”) to purchase limited partnership interests of Mobile Satellite Ventures LP (“MSV”) who are residents of Canada and who wish to participate in the offer by SkyTerra Communications, Inc. (“SkyTerra”) on the terms offered to residents of Canada. SkyTerra will issue options (“SkyTerra options”) to purchase shares of common stock of SkyTerra, par value $0.01 per share (“SkyTerra common stock”) at a ratio of 2.82 SkyTerra options for each MSV option terminated, with an exercise price equal to the exercise price of the MSV options terminated divided by 2.82. The exchange ratio is equal to the exchange ratio SkyTerra paid other limited partners of MSV in a series of transactions, referred to herein as the “Exchange Transactions,” that resulted in SkyTerra owning approximately 99.3% of the outstanding limited partnership interests of MSV, and reflects a value of approximately $             per limited partnership interest of MSV, based on the closing price of SkyTerra common stock on                     , 2008 of $             per share. Upon your election to participate in this exchange offer, on the exchange date described below, you will covenant not to make any claim of liability against us, MSV and our respective affiliates and you will agree to release us, MSV and our respective affiliates, retroactively, of any claims of liability you may have, in each case, under the Mobile Satellite Ventures LP 2001 Unit Incentive Plan and any amendments thereto (the “MSV Plan”) and with respect to such MSV options, subject to the exceptions set forth herein. You must agree in the manner, and subject to the exceptions, set forth herein to forego all MSV options you hold in order to participate in the offer. Each SkyTerra option acquired in connection with the offer will be exercisable for one share of SkyTerra common stock. SkyTerra options issued in connection with the offer will not be transferable other than in the limited circumstances described in the Prospectus. Except as described in the Prospectus, the SkyTerra options offered by SkyTerra will have terms generally consistent with the MSV options you have under the MSV Plan, including, but not limited to, the same vesting and expiration schedule as the MSV options terminated in exchange for such SkyTerra options.

Participants in the offer will not be permitted, without the express permission of SkyTerra’s board of directors, to transfer shares of SkyTerra common stock issued upon exercise of the SkyTerra options received in connection with this offer until May 1, 2010, subject to the exceptions described in the Prospectus. THE SHARES OF SKYTERRA COMMON STOCK ISSUED UPON EXERCISE OF THE SKYTERRA OPTIONS RECEIVED IN CONNECTION WITH THIS OFFER ARE SUBJECT TO SIGNIFICANT TRANSFER RESTRICTIONS. IN ADDITION, THE TERMS OF THIS OFFER ARE DIFFERENT FOR CANADIAN RESIDENTS CHOOSING TO PARTICIPATE IN THIS OFFER DUE TO THE CANADIAN TAX CONSEQUENCES TO THEM. SEE THE PROSPECTUS FOR FURTHER INFORMATION.

The SkyTerra options are subject to expiration prior to their scheduled expiration dates under certain circumstances relating to the termination of your employment. See the sections of the Prospectus entitled “This Offering—Lockup,” “Questions and Answers about this Offering—Will My SkyTerra options (or MSV options for Canadian Residents) Expire if I Leave MSV?” and “Description of SkyTerra options—Term” for complete descriptions of the terms of the lockup and the SkyTerra options you may receive should you choose to participate in the offer. Any holder of MSV options who would otherwise be entitled to receive SkyTerra options to purchase a fractional interest in our common stock will receive options to purchase a number of shares of our common stock equal to the fractional interest rounded up to the next whole number.

The offer as described herein is being made on the terms and is subject to all the conditions set forth in the Prospectus.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS CANADIAN TERMINATION AND EXCHANGE FORM.

Ladies and Gentlemen:

The undersigned hereby consents to the terms of the offer on the terms offered to residents of Canada, subject to the terms and conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in accordance with this Canadian Termination and Exchange Form (which, as amended or supplemented from time to time, collectively constitute the “Offer”). These terms include (i) the termination, at the time and subject to the conditions set out below, of all MSV options held by the undersigned pursuant to the Offer, which number of options is listed in the table above entitled “Description of MSV Options Held” under the row heading “Total Number of MSV Options Held by the Undersigned,” and in the event that such number of MSV options listed does not equal the total number of MSV options held by the undersigned, the undersigned consents to submit for termination all the MSV options held by the undersigned; (ii) subject to the exceptions described below, the undersigned’s retroactive covenant to fully and finally release any rights, claims or causes of action arising under or related to the MSV Plan; (iii) subject to the exceptions described below, the full and final release by the undersigned of SkyTerra, MSV and their respective affiliates of any rights, claims, or cause of action the undersigned may have arising under or related to the MSV options; (iv) the terms and conditions of SkyTerra options, as set forth in the Exchange Stock Option Agreement to be delivered on the date of exchange; and (v) as set forth in the Prospectus and the Exchange Stock Option Agreement, the agreement of the undersigned not to sell, transfer or dispose, without the express permission of SkyTerra’s board of directors or unless this lockup provision is automatically terminated as described in the Prospectus, shares of SkyTerra’s common stock issued upon exercise of the SkyTerra options received in connection with the Offer until May 1, 2010 (the “Lockup Period”), subject to the exceptions described in the Prospectus. Further, the undersigned expressly agrees and acknowledges that, by the completion, execution and delivery hereof, the undersigned makes and delivers the written consent to the items set forth in clauses (i) through (v) above with respect to all the MSV options held by the undersigned.

As further described in the Prospectus, as a Canadian resident who has chosen to participate in this Offer on the terms offered only to residents of Canada, by the completion, execution and delivery of this form, the undersigned hereby consents to the items set forth below:

1. Subject to 4 below, the undersigned will make the exchange on the tenth business day after the lockup is released to the extent the undersigned is still employed by MSV at such time or the undersigned has previously terminated his or her employment for “good reason” or the undersigned’s employment was terminated “without cause” (as defined in the Prospectus).

2. Except for any options the undersigned has that qualify for the extended one-year-post liquidity exercise benefit (see the section in the Prospectus entitled “Questions and Answers About the Offering—If I Have Exchanged MSV Options for SkyTerra Options, What Happens If I Voluntarily Terminate My Employment?”) and subject to 4 below, the undersigned will make the exchange on the tenth business day following the undersigned’s voluntary termination of his or her employment or service with MSV and the SkyTerra options the undersigned will then hold will expire on the 90th day following such termination. The lockup on any SkyTerra common stock the undersigned holds will continue in effect in accordance with the lockup release schedule.

3. Prior to the release of the lockup, or termination of the undersigned’s employment, the undersigned will remain entitled to exercise his or her MSV options in accordance with their terms; however, the undersigned will agree, at the time of election to participate in this Offer, that if the undersigned exercises his or her MSV options at any time prior to the release of the lockup, the undersigned will be deemed to have withdrawn from participating in this Offer and any MSV limited partnership interests acquired as a result of such exercise may not be transferred to any person other than SkyTerra and its subsidiaries, which shall be under no obligation to make the exchange.

4. At the time of release from the lockup (or termination of employment), the undersigned may choose to retain his or her MSV options and allow them to expire in accordance with their terms rather than exchange such MSV options for SkyTerra options; however, the undersigned will agree, at the time of election to participate in this Offer, that if the undersigned foregoes exchanging his or her MSV options for SkyTerra options at the time of the release of the lockup (or termination of employment), the undersigned will not exercise his or her MSV options at all. If the undersigned chooses to retain his or her MSV options and allows them to expire in accordance with their terms rather than exchange such MSV options for SkyTerra options, the undersigned must notify SkyTerra at the address set forth on the back cover page of this Canadian Termination and Exchange Form by completing and executing the notification form attached as Exhibit A hereto.

5. The undersigned will agree at the time of election to participate in this Offer to amendments to the terms of his or her MSV options allowing for post-termination of employment extensions similar to the extensions provided to U.S. participants for the SkyTerra options they receive in this Offer. For more information regarding such extensions, see the section of the Prospectus entitled “Questions and Answers About This Offering—Will My SkyTerra Options (or MSV Options for Canadian Residents) Expire if I Leave MSV?” The undersigned will further agree that such extensions will be forfeited by the undersigned if the undersigned withdraws his or her participation from this Offer, either in order to exercise the undersigned’s MSV options before the release of the lockup or to allow the undersigned’s MSV options to expire rather than exchange such MSV options for SkyTerra options at the time of the release of the lockup.

AS A CANADIAN RESIDENT HOLDER OF MSV OPTIONS WHO HAS CHOSEN TO PARTICIPATE IN THIS OFFER ON THE TERMS OFFERED TO RESIDENTS OF CANADA, YOU ARE ENCOURAGED TO READ THE PROSPECTUS CAREFULLY AND CONSULT WITH INDEPENDENT COUNSEL AND/OR A TAX ADVISER IN CONNECTION WITH YOUR DECISION TO PARTICIPATE IN THIS OFFER ON SUCH TERMS.

The undersigned hereby represents and warrants that (i) the undersigned has, and will have, full power and authority to submit for termination the MSV options on the exchange date described above and (ii) the number of options listed in the table above entitled “Description of MSV Options Held” under the row heading “Total Number of MSV Options Held by the Undersigned” is the total number of MSV options held by the undersigned and in the event that such number listed in the rows is not the total number of MSV options held by the undersigned, the undersigned consents to submit for termination on the exchange date (subject to the exceptions described above) all the MSV options held by the undersigned. The undersigned, upon request, shall execute and deliver all additional documents deemed by SkyTerra to be necessary or desirable to complete the termination of the MSV options submitted for termination on the exchange date and the transaction contemplated hereby.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Note: Subject to the exceptions described herein and in the Prospectus, you will not be entitled to revoke your participation in the Offer once you have properly completed and duly executed this Canadian Termination and Exchange Form as described herein and in the Prospectus.

If the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned on the exchange date will be the amended consideration notwithstanding the fact that a different consideration is stated in this Canadian Termination and Exchange Form. The undersigned recognizes that under certain circumstances set forth in the Prospectus, SkyTerra may not be required to accept for exchange the termination of any MSV options.

No Fractional Shares of SkyTerra Common Stock

A holder of MSV options is not entitled to receive SkyTerra options to purchase a fractional interest in our common stock and will receive options to purchase a number of shares of our common stock equal to the fractional interest rounded up to the next whole number.

Exchange Stock Option Agreement

In addition to executing this Canadian Termination and Exchange Form, for you to validly receive options to purchase shares of SkyTerra common stock under our Offer, as set forth in the Prospectus, you must deliver a properly completed and duly executed Exchange Stock Option Agreement to us via the method set forth on the back cover page of this Canadian Termination and Exchange Form on the date of the exchange. The Exchange Stock Option Agreement you execute will set forth the terms of the SkyTerra options you will receive.

Amendment to MSV Option Agreement.

In addition to executing this Canadian Termination and Exchange Form, for you to validly receive options to purchase shares of SkyTerra common stock as set forth in our Prospectus, you must deliver a properly completed and duly executed amendment to the MSV Option Agreement held by you to us via the method set forth on the back cover page of this Canadian Termination and Exchange Form on or before the consummation of the exchange offer. The amendment to the MSV Option Agreement will allow Canadian residents choosing to participate in the exchange offer on the terms offered to residents of Canada to have post-termination of employment extensions similar to the extensions provided to U.S. participants for the SkyTerra options they receive in the exchange offer.

Material Canadian Federal Income Tax Consequences.

You are urged to carefully review the section entitled “This Offering—Material Canadian Federal Income Tax Consequences” in the Prospectus. EACH HOLDER OF MSV OPTIONS SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THIS OFFERING TO SUCH HOLDER.

CANADIAN RESIDENT HOLDERS SIGN HERE

SIGNATURE(S) OF CANADIAN RESIDENT HOLDER(S)

Dated:                                                                                     , 2008

(Must be signed by Canadian resident holder(s) exactly as name(s) appear(s) on the MSV option grant form or by person(s) authorized to become holder(s) by endorsements and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 4.)

Canadian Resident Holder(s) Name(s):

(PLEASE PRINT)

Name of Firm:

Capacity (full title):

Address:

(INCLUDE ZIP CODE)

(Area Code) Telephone Number:

Taxpayer Identification or Social Insurance No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

To complete the Canadian Termination and Exchange Form, you must do the following:

—	Fill in the box entitled “Description of MSV Options Held.”

—	Sign and date this Canadian Termination and Exchange Form in the box entitled “Canadian Holders Sign Here.”

—	Sign and date the amendment to your MSV option agreement.

1. Delivery of Canadian Termination and Exchange Form. You must timely deliver a properly completed and duly executed Canadian Termination and Exchange Form or a duly executed copy thereof to us via the method set forth on the back cover page of this Canadian Termination and Exchange Form prior to the expiration of the Offer (5:00 p.m., New York City time, on                     , 2008, unless the Offer is extended).

THE METHOD OF DELIVERY OF THIS CANADIAN TERMINATION AND EXCHANGE FORM AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PARTICIPATING OPTION HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY SKYTERRA. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent offers will be accepted. By execution of this Canadian Termination and Exchange Form (or manually signed facsimile hereof), you waive any right to receive any notice of the acceptance for exchange of the termination on the exchange date of your MSV options pursuant to the Offer.

2. Inadequate Space. If the space provided herein under “Description of MSV Options Held” is inadequate, the total number of MSV options held by the undersigned and the exercise price of such MSV options should be listed on a separate schedule and attached hereto.

3. Partial Exchange Not Permitted. IF YOU CHOOSE TO PARTICIPATE IN THIS EXCHANGE OFFER AS SET FORTH HEREIN AND THE PROSPECTUS, YOU HAVE TO, SUBJECT TO THE EXCEPTIONS DESCRIBED HEREIN, SUBMIT FOR TERMINATION ON THE EXCHANGE DATE ALL OF THE MSV OPTIONS HELD BY YOU AND YOU MAY NOT SUBMIT FOR TERMINATION SOME OF THE MSV OPTIONS HELD BY YOU.

4. Signatures on Canadian Termination and Exchange Form. If this Canadian Termination and Exchange Form is signed by the holder(s) of the MSV options, the signature(s) must correspond with the name(s) as written on the MSV option grant form evidencing the grant of such MSV options without alteration, enlargement or any other change whatsoever.

If this Canadian Termination and Exchange Form is signed by the holder(s) of the MSV options, no endorsements of the MSV option grant form is required.

If this Canadian Termination and Exchange Form or any grant form is signed by a trustee, executor, administrator, guardian, attorney-in-fact or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to SkyTerra of such person’s authority to so act must be submitted.

5. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by SkyTerra, in its sole discretion, at any time and from time to time, in the case of any MSV options. See section in the Prospectus entitled “This Offering—Conditions of this Offering.”

6. Questions and Requests For Assistance or Additional Copies. Questions and requests for assistance may be directed to SkyTerra at the address or telephone number set forth on the back cover page of this Canadian Termination and Exchange Form. Additional copies of the Prospectus, this Canadian Termination and Exchange Form and other exchange offer materials may be obtained from SkyTerra.

7. Exchange Stock Option Agreement. In addition to executing this Canadian Termination and Exchange Form, for you to validly receive options to purchase shares of SkyTerra common stock as set forth in our Prospectus, you must deliver a properly completed and duly executed Exchange Stock Option Agreement to us via the method set forth on the back cover page of this Canadian Termination and Exchange Form on the date of the exchange. The Exchange Stock Option Agreement you execute will set forth the terms of the SkyTerra options you will receive, which will be subject to the same vesting schedule as the MSV options terminated in exchange for such SkyTerra options. For further details on the terms of the exchange offer and the SkyTerra options you will receive if you choose to participate in the exchange offer, see sections of the Prospectus entitled “Description of SkyTerra Options” and “This Offering.”

8. Notification Form. If at the time of release from the lockup (or termination of employment), a Canadian resident chooses to retain their MSV options and allow them to expire in accordance with their terms rather than exchange such MSV options for SkyTerra options, such holder must notify SkyTerra by completing and executing the notification form attached as Exhibit A hereto.

9. Amendment to MSV Option Agreement. In addition to executing this Canadian Termination and Exchange Form, for you to validly receive options to purchase shares of SkyTerra common stock as set forth in our Prospectus, you must deliver a properly completed and duly executed amendment to the MSV Option Agreement held by you to us via the method set forth on the back cover page of this Canadian Termination and Exchange Form on or before the consummation of the exchange offer. The amendment to the MSV Option Agreement will allow Canadian residents choosing to participate in the exchange offer on the terms offered to residents of Canada to have post-termination of employment extensions similar to the extensions provided to U.S. participants for the SkyTerra options they receive in the exchange offer. For more information regarding such extensions, see section of Prospectus entitled “Questions and

Answers about this Offering—Will My SkyTerra Options (or MSV Options for Canadian Residents) Expire if I Leave MSV?”

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PARTICIPATING OPTION HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY SKYTERRA. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Questions and requests for assistance or additional copies of the Prospectus, Canadian Termination and Exchange Form and other exchange offer materials may be directed to Trey Jones at (703) 390-1565 or Karen Maddox at (703) 390-2703.

For submission of forms, please use the following methods – e-mail is the preferred method, followed by fax.

E-Mail:	Stock_Administration@msvlp.com

Fax:	(866) 208-1603

Postal:	Attention: Stock Administration
Mobile Satellite Ventures LP
10802 Parkridge Blvd
Reston, VA 20191

EXHIBIT A

CANADIAN RESIDENTS

Form of Notification

If at the time of release from the lockup (or termination of employment), a Canadian resident chooses to retain his or her MSV options and allows them to expire in accordance with their terms rather than exchange such MSV options for SkyTerra options, such holder must notify SkyTerra by completing and executing this form of notification.

Canadian residents who choose to retain their MSV options and allow them to expire in accordance with their terms must send this completed and executed form to the following address:

Attention: Stock Administration

Mobile Satellite Ventures LP

10802 Parkridge Blvd

Reston, VA 20191

In addition, e-mail, followed by fax may be use for submission of this form as follows:

E-Mail:            Stock_Administration@msvlp.com

Fax:            (866) 208-1603

Name of Canadian Resident Holder:

Number of options held by the Canadian Resident Holder:

The undersigned chooses to retain all of his/her MSV options and will allow them to expire in accordance with their terms:     YES  ☐     NO    ☐

By:
Name:

Exhibit A-1